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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                                 --------------

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  JUNE 21, 1999



                                EKCO GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                           1-7484                       11-2167167
---------------                    -----------                  ----------------
(State or other                    (Commission                  (I.R.S. Employer
jurisdiction of                    File Number)                 Identification
incorporation)                                                  No.)


           98 SPIT BROOK ROAD, SUITE 102, NASHUA, NEW HAMPSHIRE 03062
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (603) 888-1212
                                                     --------------



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ITEM 5.  OTHER EVENTS.

         On June 21, 1999, the registrant issued a press release in which it (i) announced preliminary expectations for the second quarter ending July 4, 1999 and its current expectations for earnings per share for the full 1999 fiscal year, and (ii) announced the retention of Lehman Brothers by the registrant to assist the Board of Directors in exploring its strategic alternatives and ways to enhance shareholder value.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBIT

         99       Press Release dated June 21, 1999.



                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     EKCO GROUP, INC.
                                     ----------------
                                     (Registrant)



Date:  June 23, 1999                 /S/DONATO A. DeNOVELLIS
                                     --------------------------------
                                     Donato A. DeNovellis
                                     Executive Vice President, Finance and
                                     Administration, and Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT
NUMBER              EXHIBIT DESCRIPTION


  99                Press Release dated June 21, 1999.